                                                                   Exhibit 10.16


Note: Certain material, indicated by three asterisks (***), has been omitted from this document pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omitted material has been filed separately with the Securities and Exchange Commission.


               SOFTWARE LICENSE AND CONSULTING SERVICES AGREEMENT

This Software License and Consulting Services Agreement ("Agreement") is between Novazen Inc. ("Novazen") and Rocky Mountain Internet ("Rocky Mountain Internet"). The Terms of this Agreement shall apply to the Program License granted to Rocky Mountain Internet and to all consulting services provided by Novazen under this Agreement.

A.     DEFINITIONS

A.1 "Program" means the software in object code form, capable of performing the functions identified in Schedule A as defined at Major Milestone P, and the media, and Documentation.

A.2 "Documentation" means the user guides and manuals for installation and use of the Program. Documentation will be provided electronically, in HTML or similar printable format.

A.3 "Maintenance Release" means a subsequent release of the Program, which Novazen generally makes available for Program licensees at no additional license fee other than media and handling charges. A Maintenance Release shall not include any release, option or future product that Novazen licenses separately.

A.4 "Designated System" means the Rocky Mountain Internet computer hardware, software, Rocky Mountain Internet operating system, and Rocky Mountain Internet customer platforms or functional equivalents designated in Schedule E.

A.5 "Commencement Date" of the Program License means the earlier of the two following dates:

         (a) the date on which the final functional component is accepted by Rocky Mountain Internet as set forth in Schedule B-1 (Major Milestone P)

         (b) 30 days after the final component is delivered to Rocky Mountain Internet as set forth in Schedule B-1 (Major Milestone M).

A.6 "Intellectual Property" refers to all Intellectual Property now or later owned by Novazen, including patents, trade secrets, copyrights and trademarks.

A.7 "Bug" means a Program software, media, or documentation error. Bugs can be either "material" or "non-material." Material Bugs cause software functions to not be performed as designed. Non-material Bugs are cosmetic in nature and do not prevent software functions from performing as desired.

A.8 "Invoiced Account" means an individual, business, association, company, or organization that would receive a bill, regardless of media, from the Program. This includes sub-accounts that may be established under a single major account. For example, The Acme Company may choose to be the major account while its East Coast, West Coast, and mid-west offices are established as sub-accounts and invoiced seperately. For the purposes of this definition, this arrangement equals three (3) Invoiced Accounts.

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A.9      "Functional Upgrade" means a new release of the Program, as specified in Schedule A, within 12 months from the commencement date.

B.       THE SOFTWARE PROGRAM LICENSE

B.1      Rights Granted

         (a) Novazen grants to Rocky Mountain Internet a non-exclusive, perpetual license to use the Program specified under this Agreement, as follows:

                  i. to use the Program solely for Rocky Mountain Internet's operations on the Designated System consistent with the use as defined in Schedule A (limitations specified or referenced in this Agreement, or the Documentation). Rocky Mountain Internet has the right to use the license for the fees paid for a maximum of *** Invoiced Accounts. Additional Invoiced Accounts can only be added for an additional license fee. Rocky Mountain Internet would receive most favored customer pricing in establishing this additional fee. Most favored customer pricing is defined as the best price for a Novazen Program sold within the prior six months, exclusive of this Agreement. If no Novazen Programs have been sold within that period, the fee will be established according to the then outstanding Novazen price list. The purpose of the Invoiced Account cap is to ensure Novazen's economic rights should Rocky Mountain Internet be acquired by a major company.

                  ii. Rocky Mountain Internet may not relicense, rent or lease the Program or use the Program for third-party training, commercial time-sharing or service bureau use.

                  iii. Rocky Mountain Internet may only transfer the license to an affiliate or wholly-owned or controlled subsidiary or parent company by giving written notice of such transfer to Novazen. The *** Invoiced Account limit will also apply in the case of a transfer.

                           a. In the event the new organization (i.e., the transferee) is an affiliate or wholly-owned or controlled subsidiary, the new organization has the right to use the license for the fees paid for a maximum of 1,000,000 Invoiced Accounts. Additional Invoice Accounts can only be added for an additional license fee. The fee will be established according to most favored customer pricing. Most favored customer pricing is defined as the best price for a Novazen Program sold within the prior six months, exclusive of this Agreement. If no Novazen Programs have been sold within that period, the fee will be established according to the then outstanding Novazen price list.

                           b. In the event the new organization (i.e., the transferee) is a parent company, the new organization has the right to use the license for the fees paid for a maximum of *** Invoiced Accounts. Additional Invoiced Accounts can only be added for an additional license fee.


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


                                The fee will be established according to the then outstanding Novazen price list.

                  iv. to use the Documentation provided with the Program in support of Rocky Mountain Internet authorized use of the Program;

                  v. to copy the Program only for archival or backup purposes. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies;

                  vi. Rocky Mountain Internet shall not copy or use the Program (including the documentation) except as specified in this Agreement.

         (b) Rocky Mountain Internet may not cause or permit the reverse engineering, disassembly or decompilation of the Program.

         (c) Novazen shall retain all title, copyright and other property rights in the Program and its Intellectual Property. Except as specified herein, Rocky Mountain Internet does not acquire any rights, express or implied, in the Program or in the software created pursuant to the Consulting Services Section of this Agreement, or in the Intellectual Property.

         (d) Novazen shall place a copy of the application source code with the law firm of Lee, Fishman, and Issac in Boulder, Colorado as escrow agent. The escrow agent shall hold the code for five years. If, at any time in the five year period, Novazen declares bankruptcy, or is involuntarily bankrupt, upon notice from Rocky Mountain Internet, the escrow agent will transfer the source code to Rocky Mountain Internet. Possession of the source code does not give Rocky Mountain Internet any rights superior to those included in this license.

         (e) Rocky Mountain Internet may make non-compiled HTML changes to the Program only as these changes relate to the "look and feel" of the Program (i.e., cosmetic changes). Novazen neither warrants nor indemnifies Rocky Mountain Internet against infringement for any non-compiled HTML changes that Rocky Mountain Internet makes.

         (f) The fee for the purchase of the Program source code is set at *** should Rocky Mountain Internet choose to purchase the source code in the future. Rocky Mountain Internet is awarded the right to purchase the Program source code at any time in the future subject to the terms of this Agreement.

B.2 Verification.

       At Novazen's written request, not more frequently than semi-annually, Rocky Mountain Internet shall furnish Novazen with a signed certification verifying that the Program is being used pursuant to the provisions of this Agreement.

       Novazen may audit Rocky Mountain Internet's use of the Program, not more frequently than semi-annually. Any such audit shall be conducted, with reasonable advance notice, during regular business hours at Rocky Mountain Internet's facilities and shall not unreasonably interfere with Rocky Mountain Internet's business activities.

       This audit will include examination of the online and hardcopy statistical reports generated by the Program. Novazen agrees that any additional audit information needed will be presented to Rocky Mountain Internet in writing for their approval. Novazen shall be responsible for all costs, both labor and expenses, incurred by Novazen employees in conducting this audit.


INDEMNITY, WARRANTIES, REMEDIES

B.3 Infringement Indemnity.

       Novazen will defend and indemnify Rocky Mountain Internet against a claim that the Program, or any subsequent modification or Bug-fix performed by Novazen, infringes a copyright or patent or other intellectual property right, provided that: (a) Rocky Mountain Internet notifies Novazen in writing within 30 days of the claim; (b) Novazen has sole control of the defense and all related settlement negotiations; and (c) Rocky Mountain Internet provides Novazen with the assistance, information and authority necessary to perform Novazen obligations under this Section.

       If the Program, or any subsequent modification or Bug-fix performed by Novazen, is held or is believed by Novazen to infringe, Novazen shall have the option, at its expense, to (a) modify the Program to be noninfringing; or (b) obtain for Rocky Mountain Internet a license to continue using the Program, or if options (a) and (b) are not reasonably available, then (c) Novazen may terminate the license for the infringing Program and refund the license fees paid for the Program pursuant to Schedule C. This Section B.3 states Novazen's entire liability and Rocky Mountain Internet's exclusive remedy for infringement.

B.4      Warranties and Disclaimers

         (a) Program Warranty: Novazen warrants for a period of 1 year from the Commencement Date that the Program will perform the functions described in Schedule A, subject to B.4(c).

         (b) Media Warranty: Novazen warrants that the delivered tapes, diskettes or other media will be free of defects in materials and workmanship under normal use for 90 days from the Commencement Date.

         (c)      Disclaimers

                  i. THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESSED OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


                  ii. The Program, as warranted under this Agreement, is both Year 2000 and leap year compliant.


                  iii. Novazen does not warrant that the Program will operate other than as specified in the Schedules hereto or that the operation of the Program will be

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                           uninterrupted or error-free or that the Program will
                           run, in combination with other programs or inputs free from problems caused by the year 2000 event.


                  iv. Rocky Mountain Internet acknowledges that Novazen is installing the software for the first time in the Rocky Mountain Internet operations center or in the Rocky Mountain Internet contracted service bureau operations center and that Bugs (as defined in A.7) are common in complex, commercial software.


B.5 Exclusive remedies for any breach of the warranties contained in Section B.4, above, Rocky Mountain Internet's exclusive remedy, and Novazen's entire liability, shall be:

         (a)      For the Software Program

                  The correction of Program errors that cause breach of the Program warranty in B.4(a), or if Novazen is unable to make the Program operate as warranted in B.4(a), Rocky Mountain Internet shall be entitled to terminate the Program license and recover the fees paid to Novazen for the Program license, which are more fully described in Schedule C. Rocky Mountain Internet acknowledges that all software has Bugs and Novazen is not required to correct non-material Bugs in the Program. The determination of whether a Bug exists, whether that Bug is material or non-material, and the severity of the Bug will be determined by the Change Management process as set forth in memorandum NO-0009_v1_MEM.

                  If Rocky Mountain Internet is entitled to terminate and does terminate the Program license within 30 days after the Commencement Date, Rocky Mountain Internet is entitled to a refund of all software license fees as well as consulting fees associated with the customization of software for Rocky Mountain Internet, subject to the terms of Schedule C.

         (b)      For Media

                  The replacement of defective media returned within 90 days of the Commencement Date.

B.6 Limitation of Liability for Any Breach of the License Section of this Agreement

         In no event shall Novazen be liable for any indirect, incidental, special or consequential damages, or Rocky Mountain Internet's expenses incurred in installing or operating the Program, damages for Rocky Mountain Internet's loss of business profits, lost revenue, lost customers, lost data or lost uses, incurred by Rocky Mountain Internet or any third party, whether in an action in contract or tort, even if Novazen has been advised of the possibility of such damages.

         Novazen's liability for damages hereunder shall in no event exceed the amount of fees paid by Rocky Mountain Internet under this Agreement, with refunds only as set forth in B.5(a) above.


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B.7      The provisions of this Agreement totally allocate the risks between
         Novazen and Rocky Mountain Internet. Novazen pricing reflects this allocation of risk and the limitation of liability specified herein.

C.       CONSULTING SERVICES.

C.1 Novazen will provide to Rocky Mountain Internet the Consulting Services specified in Schedules B and B-1.

C.2 The consulting services shall be performed over the period of time specified in Schedule B and B-1. Novazen will provide formal, written notification when each milestone is complete. Each milestone will be deemed to be complete when Rocky Mountain Internet provides a signed Agreement that it has been properly satisfied.


C.3 Intellectual Property Created by Consulting Services. Novazen does not grant Rocky Mountain Internet any ownership, security or other interest in any of the Intellectual Property created by Novazen's consulting engineers, nor does Novazen grant Rocky Mountain Internet any right to grant a sublicense of any kind to any other party. Rocky Mountain Internet will have full intellectual property rights to any ideas, concepts, or software created principally by Rocky Mountain Internet personnel in connection with their work on non-Program software and independent of the Consulting Services identified in this Agreement


C.4 Novazen will own all patents, trade secrets, copyrights and trademarks and other Intellectual Property created by Novazen's consulting engineers alone or jointly with Rocky Mountain Internet personnel in connection with Novazen's work in performing its consulting services with respect to the Program. Rocky Mountain Internet will own all patents, trade secrets, copyrights, and trademarks and other intellectual property created principally by Rocky Mountain Internet personnel in connection with their work on non-Program software and independent of the Consulting Services identified in this Agreement.


C.5 Rocky Mountain Internet assigns to Novazen all right, title, and interest in and to all patents, trade secrets, copyrights and trademarks and other intellectual property created by Rocky Mountain Internet in connection with Novazen in its work performing its consulting services with respect to the Program. Rocky Mountain Internet will have full intellectual property rights to any ideas, concepts, or software that they introduce, independent of the Consulting Services identified in this Agreement, for the purpose of implementing the non-Program software at Rocky Mountain Internet.


C.6 At the other party's request, each party will execute all assignments and other documents necessary to perfect each party's rights in its intellectual property, and will otherwise assist Novazen as needed in perfecting the other party's right in this intellectual property.


C.7 Target Dates. Novazen has set forth a description of Consulting Services and a "Milestone Chart" in Schedules B and B-1. The "target dates" in the Milestone Chart are targets only. Should Novazen fail to complete the services or goals set forth in the


                                       6
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         Milestone Chart by the target date, that failure shall not constitute a breach of this Agreement.

C.8 Rocky Mountain Internet reserves the right to terminate this Agreement prior to the conclusion of the Requirements Definition approval phase (Major Milestone E) should Rocky Mountain Internet conclude that the requirements as defined by Novazen do not meet their business needs. In case of such termination, Rocky Mountain Internet is entitled to a refund of all software license fees as well as consulting fees associated with the customization of the Program for Rocky Mountain Internet, subject to the terms in Schedule C. Furthermore, Rocky Mountain Internet shall own all requirements documentation received to date.

         Novazen and Rocky Mountain Internet agree to make all reasonable efforts to ensure that all Requirements Definition documents leading to the fulfillment of Major Milestone E are delivered according to Schedule B-1.

C.9 Final Delivery Date. Novazen agrees to deliver all functional components to Rocky Mountain Internet, as per Schedules A, B, and B-1, no later than April 30, 1999. In the event that Novazen fails to deliver the final functional component by April 30, 1999,and Novazen is principally responsible for such delays, Rocky Mountain Internet shall have the right to terminate this Agreement and therefore is entitled to a refund of all software license fees as well as consulting fees associated with the customization of the Program for Rocky Mountain Internet, subject to the terms in Schedule C. This final delivery date may be adjusted as specified in section C.10.

C.10 Cooperation. If events that Novazen is not responsible for causes Novazen delays that cause Novazen to miss a milestone, the dates in the Milestone Chart (Schedule B-1) shall be adjusted to reflect those delays. In the event that Novazen is not responsible for delays to the project that cause Novazen to miss a milestone, Novazen must provide written notice immediately (within 3 business days) after missing the milestone. The parties shall meet and discuss the alleged deficiencies within 2 days of the receipt of notice. If the parties are thereafter unable to agree whether Rocky Mountain Internet has missed a milestone, Rocky Mountain Internet has the option of seeking arbitration on any disputed delay and to continue work under this Agreement until a decision is reached by the Arbitrator. As described in C.2, Novazen shall notify Rocky Mountain Internet in writing when each milestone is completed. All Rocky Mountain Internet challenges or complaints that Novazen has not met milestone targets must be provided to Novazen in writing and reviewed and discussed by both parties: for Novazen, Director of Consulting Services; for Rocky Mountain Internet, Vice President of Operations. Rocky Mountain Internet must provide such written notice immediately (within 3 business days) after learning of the event (an event is defined as the missing of a milestone as specified on Schedule B-1). The parties shall meet and discuss the alleged deficiencies within 2 business days of the receipt of notice. If the parties are thereafter unable to agree whether Novazen has missed a milestone, or whether Rocky Mountain Internet is entitled to terminate this agreement, Novazen shall have the option to seek arbitration and to continue work under this Agreement until a decision is reached by the Arbitrator.


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C.11     After Rocky Mountain Internet accepts delivery and acknowledges completion of the tasks in the Milestone Chart by signing off on each notice that the milestone in Schedule B-1 has been met, Rocky Mountain Internet's sole remedy for Novazen's failure to meet any of the requirements of Schedule B-1 for a period of 1 year will be correction by Novazen of defects in the work performed under this Consulting Services section of the Agreement. Such defects in the Consulting Services work must be identified in writing by Rocky Mountain Internet. During that first year, Novazen will correct material defects (which are not cosmetic changes) as part of the original price. Rocky Mountain Internet again acknowledges that all software has Bugs and Novazen is not required to correct non-material Bugs in the software created pursuant to the consulting services. After 1 year, Rocky Mountain Internet must pay the agreed upon maintenance fees for any requested changes or remediation to correct defects created in the performance of consulting services.

C.12 NO CONSEQUENTIAL DAMAGES: In no event will Novazen be liable for damages of any kind arising out of its work under this Consulting Services section of the Agreement in whole or in part, including (a) indirect, incidental, special or consequential damages, or (b) Rocky Mountain Internet's expenses incurred in installing or operating the software created pursuant to the consulting services, (c) damages for loss of business profits, lost revenues, costs of employees engaged in the project or (d) costs otherwise incurred, business interruption, loss of business information, Rocky Mountain Internet's loss of customers, or (e) other pecuniary loss incurred by Rocky Mountain Internet or any third party whether the claim is brought in an action for contract or tort, even if Novazen has been advised of the possibility of those damages.

C.13 The provisions of this Agreement totally allocate the risks between Novazen and Rocky Mountain Internet. Novazen pricing reflects this allocation of risk and the limitation of liability specified herein.

C.14 Warranties. Novazen disclaims all warranties expressed or implied with respect to its work under this Consulting Services section of this Agreement in whole or in part; this disclaimer includes but is not limited to implied warranties of title, non-infringement, merchantability, and fitness for any purpose, whether arising by law, by reason of custom or usage in the trade, or by course of dealing.

C.15 Novazen indemnifies and holds Rocky Mountain Internet harmless from and against all liability, costs, and expenses for bodily injury, including death, and property damage resulting from the wrongful or negligent acts of Novazen employees while present on the RMI site. All Novazen employees shall follow the rules and regulations established by RMI while present at RMI facilities.

C.16 Termination. This Consulting Services section of the Agreement will terminate immediately if Rocky Mountain Internet becomes insolvent, admits to a general inability to pay its debts, files a petition in bankruptcy, or is the subject of an involuntary petition in bankruptcy that is not dismissed within 30 days after its effective filing date.


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D.       PAYMENT PROVISIONS FOR THE SOFTWARE LICENSE AND CONSULTING SERVICES.

D.1 Payment. For the Program license and for the Consulting Services provided under this Software License and Consulting Services Agreement, Rocky Mountain Internet will pay Novazen in accordance with the terms and conditions contained in Schedule C hereof. Any amounts payable by Rocky Mountain Internet hereunder which remain unpaid *** days after the invoice date shall be subject to a late charge equal to *** per month from the invoice date until such amount is paid.

D.2 Payment for Consulting Services, as set forth in Schedule C, does not include any expenses incurred by Novazen consulting engineers during the performance of consulting services, including, but not limited to, travel, lodging, and meals. These expenses will be billed separately.

D.3 Taxes. The fees listed in this Agreement do not include taxes; if Novazen is required to pay sales, use, property, value-added or other taxes based on the licenses or services granted in this Agreement or on Rocky Mountain Internet's use of Program or services, then such taxes shall be billed to Rocky Mountain Internet and paid by Novazen. Rocky Mountain Internet shall pay any taxes due in cash. This Section shall not apply to taxes based on Novazen income. As per this Agreement, Rocky Mountain Internet reserves the right to dispute any levied taxes provided that Novazen's tax status or credit rating is not affected Rocky Mountain Internet will pay Novazen for all taxes levied while it dispute such taxes. All expenses incurred in such a dispute are the sole responsibility of Rocky Mountain Internet.

E.       GENERAL TERMS.

E.1 Nondisclosure. By virtue of their activities under this Agreement, each party may have access to confidential information of the other ("Confidential Information"). Confidential Information shall be limited to the Program including the Documentation, the results of any benchmark tests of the Program, the terms and pricing under this Agreement, and all information clearly identified as confidential.

         A party's Confidential Information shall not include information that:
         (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party;
         (c) is lawfully disclosed to the other party by a third party without restriction on disclosure or (d) is independently developed by the other party.

         The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of two years after termination of this Agreement. The parties agree, unless required by law, not to make each other's Confidential Information available in any form to any third party for any purpose other than the implementation of this Agreement. Each party agrees to take all

                                       9
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         reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

E.2 Severability. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

E.3 Waiver. The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or infringement of Novazen's Intellectual Property, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has occurred.

E.4 Export Administration. Rocky Mountain Internet agrees to comply fully with all relevant export taxes and regulations of the United States ("Export Laws").

E.5 Entire Agreement. This Agreement constitutes the complete Agreement between the parties and supersedes all prior contemporaneous Agreements or representations, written or oral, concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party; no other act, document, usage or custom shall be deemed to amend or modify this Agreement. All material changes to Schedules A, B, B-1, and C of this Agreement shall be made in accordance with the Change Management process memo NO_0009_v1_MEM.

         It is expressly agreed that the terms of this Agreement shall supersede the terms in any documents previously presented to Rocky Mountain Internet or in written or oral presentations made by Novazen to Rocky Mountain Internet.

         Rocky Mountain Internet acknowledges and agrees it has not, in executing this Agreement, relied upon any Novazen oral or documentary representations other than those contained in this Agreement. E.6 Notice. Written notice under this Agreement shall be sent to a party by overnight courier (signature for receipt required) or certified mail at the applicable address specified below.

         Novazen's designated address and telephone numbers are as follows:

         Until September 30, 1998

                  Novazen, Inc.
                  1800 38th Street, Suite 200
                  Boulder, Colorado  80301
                  Tel:  (303) 583-3100
                  Fax:  (303) 939-8742

                  ATTN:  Vincent T. Jordan

         After September 30, 1998


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


                  Novazen, Inc.
                  6328 Monarch Park Place
                  Niwot, Colorado 80501

E.7 Rocky Mountain Internet's designated address and telephone numbers are as follows:

         Until notification by Rocky Mountain Internet of name change

                  Rocky Mountain Internet
                  ATTN:  VP of Operations
                  1099 18th Street
                  30th Floor
                  Denver, Colorado 80202

         After notification by Rocky Mountain Internet of name change

                  Internet Communications Company
                  ATTN:  VP of Operations
                  1099 18th Street
                  30th Floor
                  Denver, Colorado 80202

E.8 Any written notice will be deemed effective on the date actually received.

E.9 The Consulting Services section of the Agreement does not create any relationship of employment, partnership, or joint venture between the parties.

E.10 Neither party will make any use of any of the other's trademarks, service marks, trade names, or trade dress without written consent.

E.11 The failure of a party to require performance by the other party of any provision of this Agreement will not diminish the right of that party later to require performance of that provision.

E.12     Arbitration.

         (a) Any and all disputes arising out of or in connection with this Agreement shall be referred to and finally resolved by arbitration under the Rules of the American Arbitration Association. There shall be one arbitrator. The law governing this Agreement is the law of Colorado, excluding its conflict of laws. The venue of the arbitration shall be Denver, Colorado. The arbitrator shall not have the authority or power to impose punitive damages.

         (b) In the event that both parties enter into separate contracts with CyberCash Inc, if any claims arise under or in connection with this Agreement and either party to this Agreement raises a claim or defense involving CyberCash, then each party hereto consents to arbitrate any such related claim or defense with CyberCash.

                  It is the intention of both parties to hereby consent to third party arbitration with CyberCash. Both parties also consent to:

                  i. allowing the sole arbitrator appointed in the venue where the original demand is filed by any one of the three parties (Novazen, Rocky Mountain Internet and CyberCash) to determine whether a claims is related, and

                  ii. to determine any and all issues relating to venue. The arbitrator shall not have the authority or power to impose punitive damages.

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate copies by their authorized representatives on the dates specified below:


Novazen, Inc.                              Rocky Mountain Internet


By:                                        By:
   ---------------------------                ------------------------------

Title:                                     Title:
      ------------------------                   ---------------------------

Date:                                      Date:
     -------------------------                  ----------------------------

                       SCHEDULE A - PROGRAM FUNCTIONALITY


The Novazen, Inc. software delivery will contain the following functionality and will be delivered by April 30, 1999, according to the Milestone Chart in Schedule B-1:

     -    Centralized Customer Data
          - Provide the ability for company data, customer data, agent data, bill data, order data, trouble ticket data, product data, and commissioning data to be entered in one place, stored in one place, and accessed from each user's desktop
          - Provide the framework within which Rocky Mountain Internet may define security levels with respect to accessing the data within the central customer data store

     -    Billing System Integration
          - Interface with the MacroLogic billing system (or other equivalent billing platform)
          -    Integrate the MacroLink functionality, including taxing

     -    Electronic Bill Presentment and Payment
          - Provide the ability for Customers to receive and view their invoices on-line
          - Provide the ability for Customers to pay their invoices on-line with credit cards
          - Provide the ability to interface with the Rocky Mountain Internet designated invoice printer.
          -    Provide the ability to deliver invoices via the following media:
          - Browser (Microsoft Internet Explorer 3.x or higher; Netscape 3.x or higher)
          -    Email
          -    Paper.
          - Provide the framework to support delivery of invoices via other electronic media CD-ROM Diskette and magnetic tape.

     -    Bill Consolidation
          - Consolidate "bill ready" charges ("bill ready" means the charges--both usage and non-usage--have been rated and taxed) as standard format input data from the following sources external to the Program:

               -    US West data
                    -    Local access charges
                    -    OC&Cs
                    -    Local usage detail
               -    Frontier data
                    -    Long Distance detail
               -    IP Telephony
                    -    IP CDRs
               -    Dial-Up CDRs
               -    Web Hosting/Web Production (via Order Entry)
               -    Dedicated Services (via Order Entry)
                    -    T1
                    -    ISDN
                    -    56K
                    -    Other Usage Based Services.
               - One-time Charges including, but not limited to, equipment sales, consulting services, and set-up fees (via Order Entry)

          - Consolidate "bill ready" payments as standard format input data from the A/R system. Types of payments include credit cards and manually entered payments.

     -    Internet-based Customer Self Care
          - Provide the ability for customers to maintain their own account information, preferences, and user settings.

     -    Order Entry
          - Provide the ability for customers to configure their products and services mix via Internet browser
          - Provide the ability for CSRs to maintain products and services mix for each customer

     -    Provisioning
          - Create an output file of Frontier customers to be provisioned, formatted per Frontier specifications
          - Create an output file of US West customers to be provisioned, formatted per US West specification
          - Provide an interface to Rocky Mountain Internet's Radius servers in order to provision IP customers
          - Load into the Program a standard formatted file from Frontier of provisioned customers
          - Load into the Program a standard formatted file from US West of provisioned customers.

     -    Trouble Ticketing
          -    Provide an integrated trouble ticket platform
          - Provide automated Trouble Ticket notification, escalation, and interest registry
          - Create an output file of Trouble Tickets to be forwarded to US West or Frontier.

     -    Product Management
          -    Maintain Product catalog and simple rate assignments
          -    Make product catalog available on-line.

     -    ACD Integration
          - The Program should be integrated with the Rocky Mountain Internet ACD system to ensure that Internet-based calls are processed successfully.

     -    Accounts Receivable Integration
          - The Program should be integrated with Rocky Mountain Internet's chosen accounts receivable platform in order to communicate payment, billing (including credit and debit charges), and aging data.

     -    Commissions
          - Provide a user interface for the definition of commission rates on a per product or service basis
          -    Store the commission rates in a central data store
          - Provide commission rate data to billing system (MacroLogic) for the calculation of commissions

The functionality listed above will be delivered sequentially as set forth in the Milestone Chart in Schedule B-1.

CHANGE MANAGEMENT

The Change Management process is detailed in memorandum NO_0009_v1_MEM as an attachment to this agreement.

                        SCHEDULE B - CONSULTING SERVICES

Novazen will perform the consulting services for Rocky Mountain Internet. The services will result in the definition of Rocky Mountain Internet's current and future business requirements, as they relate to the implementation of the Program. The Novazen consultants shall be responsible for implementing the project according to the schedule set forth in the Milestone Chart, Schedule B-1.


    - Target Dates: Novazen agrees to use commercially reasonable efforts to staff the consulting team and to attempt to reach target dates on the Milestone Chart. Failure to reach a target date on the Milestone Chart, Schedule B-1, will not constitute a breach of the agreement.

                         SCHEDULE B-1 - MILESTONE CHART


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------
MAJOR MILESTONE A (BEGIN
PHASE 1)                                      ***                      ***          Novazen/Rocky Mountain Internet
     Milestone A.1                            ***                      ***                    MacroLogic
     Milestone A.2                            ***                      ***              Rocky Mountain Internet
     Milestone A.3                            ***                      ***              Rocky Mountain Internet
     Milestone A.4                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone A.5                            ***                      ***                    MacroLogic
MAJOR MILESTONE B (END OF
PHASE 1)                                      ***                      ***                Novazen/MacroLogic
MAJOR MILESTONE C (BEGIN
PHASE 2)                                      ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.1                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.2                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.3                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.4                            ***                      ***                Novazen/MacroLogic
     Milestone C.5                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.6                            ***                      ***          Novazen/Rocky Mountain Internet

                                       18


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------
     Milestone C.7                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.8                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.9                            ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.10                           ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.11                           ***                      ***          Novazen/Rocky Mountain Internet
     Milestone C.12                           ***                      ***          Novazen/Rocky Mountain Internet
MAJOR MILESTONE D                             ***                      ***                      Novazen
     Milestone D.1                            ***                      ***                      Novazen
     Milestone D.2                            ***                      ***                      Novazen
     Milestone D.3                            ***                      ***                      Novazen
     Milestone D.4                            ***                      ***                      Novazen
     Milestone D.5                            ***                      ***                      Novazen
     Milestone D.6                            ***                      ***                      Novazen
     Milestone D.7                            ***                      ***                      Novazen
     Milestone D.8                            ***                      ***                      Novazen
     Milestone D.9                            ***                      ***                      Novazen
     Milestone D.10                           ***                      ***                      Novazen
     Milestone D.11                           ***                      ***                      Novazen


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------
     Milestone D.12                           ***                      ***                      Novazen
MAJOR MILESTONE E                             ***                      ***              Rocky Mountain Internet
     Milestone E.1                            ***                      ***              Rocky Mountain Internet
     Milestone E.2                            ***                      ***              Rocky Mountain Internet
     Milestone E.3                            ***                      ***              Rocky Mountain Internet
     Milestone E.4                            ***                      ***              Rocky Mountain Internet
     Milestone E.5                            ***                      ***              Rocky Mountain Internet
     Milestone E.6                            ***                      ***              Rocky Mountain Internet
     Milestone E.7                            ***                      ***              Rocky Mountain Internet
     Milestone E.8                            ***                      ***              Rocky Mountain Internet
     Milestone E.9                            ***                      ***              Rocky Mountain Internet
     Milestone E.10                           ***                      ***              Rocky Mountain Internet
     Milestone E.11                           ***                      ***              Rocky Mountain Internet
     Milestone E.12                           ***                      ***              Rocky Mountain Internet
MAJOR MILESTONE F                             ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.1                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.2                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.3                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.4                            ***                      ***          Rocky Mountain Internet/Novazen


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------

     Milestone F.5                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.6                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.7                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.8                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.9                            ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.10                           ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.11                           ***                      ***          Rocky Mountain Internet/Novazen
     Milestone F.12                           ***                      ***          Rocky Mountain Internet/Novazen
MAJOR MILESTONE G                             ***                      ***                      Novazen
     Milestone G.1                            ***                      ***                      Novazen
     Milestone G.2                            ***                      ***                      Novazen
     Milestone G.3                            ***                      ***                      Novazen
     Milestone G.4                            ***                      ***                      Novazen
     Milestone G.5                            ***                      ***                      Novazen
     Milestone G.6                            ***                      ***                      Novazen
     Milestone G.7                            ***                      ***                      Novazen
     Milestone G.8                            ***                      ***                      Novazen


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------
     Milestone G.9                            ***                      ***                      Novazen
     Milestone G.10                           ***                      ***                      Novazen
     Milestone G.11                           ***                      ***                      Novazen
     Milestone G.12                           ***                      ***                      Novazen
MAJOR MILESTONE H                             ***                      ***                      Novazen
     Milestone H.1                            ***                      ***                      Novazen
     Milestone H.2                            ***                      ***                      Novazen
     Milestone H.3                            ***                      ***                      Novazen
     Milestone H.4                            ***                      ***                      Novazen
     Milestone H.5                            ***                      ***                      Novazen
     Milestone H.6                            ***                      ***                      Novazen
     Milestone H.7                            ***                      ***                      Novazen
     Milestone H.8                            ***                      ***                      Novazen
     Milestone H.9                            ***                      ***                      Novazen
     Milestone H.10                           ***                      ***                      Novazen
     Milestone H.11                           ***                      ***                      Novazen
     Milestone H.12                           ***                      ***                      Novazen
MAJOR MILESTONE I                             ***                      ***                      Novazen
     Milestone I.1                            ***                      ***                      Novazen
     Milestone I.2                            ***                      ***                      Novazen
     Milestone I.3                            ***                      ***                      Novazen
     Milestone I.4                            ***                      ***                      Novazen

                                       22


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------

     Milestone I.5                            ***                      ***                      Novazen
     Milestone I.6                            ***                      ***                      Novazen
     Milestone I.7                            ***                      ***                      Novazen
     Milestone I.8                            ***                      ***                      Novazen
     Milestone I.9                            ***                      ***                      Novazen
     Milestone I.10                           ***                      ***                      Novazen
     Milestone I.11                           ***                      ***                      Novazen
     Milestone I.12                           ***                      ***                      Novazen
MAJOR MILESTONE J                             ***                      ***                      Novazen
     Milestone J.1                            ***                      ***                      Novazen
     Milestone J.2                            ***                      ***                      Novazen
     Milestone J.3                            ***                      ***                      Novazen
     Milestone J.4                            ***                      ***                      Novazen
     Milestone J.5                            ***                      ***                      Novazen
     Milestone J.6                            ***                      ***                      Novazen
     Milestone J.7                            ***                      ***                      Novazen
     Milestone J.8                            ***                      ***                      Novazen
     Milestone J.9                            ***                      ***                      Novazen
     Milestone J.10                           ***                      ***                      Novazen
     Milestone J.11                           ***                      ***                      Novazen
     Milestone J.12                           ***                      ***                      Novazen


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------

MAJOR MILESTONE K                             ***                      ***              Rocky Mountain Internet
MAJOR MILESTONE L                             ***                      ***                      Novazen
     Milestone L.1                            ***                      ***                      Novazen
     Milestone L.2                            ***                      ***                      Novazen
     Milestone L.3                            ***                      ***                      Novazen
     Milestone L.4                            ***                      ***                      Novazen
     Milestone L.5                            ***                      ***                      Novazen
     Milestone L.6                            ***                      ***                      Novazen
     Milestone L.7                            ***                      ***                      Novazen
     Milestone L.8                            ***                      ***                      Novazen
     Milestone L.9                            ***                      ***                      Novazen
     Milestone L.10                           ***                      ***                      Novazen
     Milestone L.11                           ***                      ***                      Novazen
     Milestone L.12                           ***                      ***                      Novazen
MAJOR MILESTONE M                             ***                      ***                      Novazen
     Milestone M.1                            ***                      ***                      Novazen
     Milestone M.2                            ***                      ***                      Novazen
     Milestone M.3                            ***                      ***                      Novazen
     Milestone M.4                            ***                      ***                      Novazen
     Milestone M.5                            ***                      ***                      Novazen
     Milestone M.6                            ***                      ***                      Novazen
     Milestone M.7                            ***                      ***                      Novazen

                                       24


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------
     Milestone M.8                            ***                      ***                      Novazen
     Milestone M.9                            ***                      ***                      Novazen
     Milestone M.10                           ***                      ***                      Novazen
     Milestone M.11                           ***                      ***                      Novazen
     Milestone M.12                           ***                      ***                      Novazen
MAJOR MILESTONE N                             ***                      ***                      Novazen
MAJOR MILESTONE O                             ***                      ***              Rocky Mountain Internet
MAJOR MILESTONE P                             ***                      ***              Rocky Mountain Internet
     Milestone P.1                            ***                      ***              Rocky Mountain Internet
     Milestone P.2                            ***                      ***              Rocky Mountain Internet
     Milestone P.3                            ***                      ***              Rocky Mountain Internet
     Milestone P.4                            ***                      ***              Rocky Mountain Internet
     Milestone P.5                            ***                      ***              Rocky Mountain Internet
     Milestone P.6                            ***                      ***              Rocky Mountain Internet
     Milestone P.7                            ***                      ***              Rocky Mountain Internet
     Milestone P.8                            ***                      ***              Rocky Mountain Internet
     Milestone P.9                            ***                      ***              Rocky Mountain Internet
     Milestone P.10                           ***                      ***              Rocky Mountain Internet
     Milestone P.11                           ***                      ***              Rocky Mountain Internet
     Milestone P.12                           ***                      ***              Rocky Mountain Internet
MAJOR MILESTONE Q                             ***                      ***              Rocky Mountain Internet
     Milestone Q.1                            ***                      ***              Rocky Mountain Internet


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------

     Milestone Q.2                            ***                      ***              Rocky Mountain Internet
     Milestone Q.3                            ***                      ***              Rocky Mountain Internet
     Milestone Q.4                            ***                      ***              Rocky Mountain Internet
     Milestone Q.5                            ***                      ***              Rocky Mountain Internet
     Milestone Q.6                            ***                      ***              Rocky Mountain Internet
     Milestone Q.7                            ***                      ***              Rocky Mountain Internet
     Milestone Q.8                            ***                      ***              Rocky Mountain Internet
     Milestone Q.9                            ***                      ***              Rocky Mountain Internet
     Milestone Q.10                           ***                      ***              Rocky Mountain Internet
     Milestone Q.11                           ***                      ***              Rocky Mountain Internet
     Milestone Q.12                           ***                      ***              Rocky Mountain Internet
MAJOR MILESTONE P (END OF
PHASE 2)                                      ***                      ***              Rocky Mountain Internet
MAJOR MILESTONE Q                             ***                      ***                      Novazen
     Milestone Q.1                            ***                      ***                      Novazen
     Milestone Q.2                            ***                      ***                      Novazen
     Milestone Q.3                            ***                      ***                      Novazen
     Milestone Q.4                            ***                      ***                      Novazen
     Milestone Q.5                            ***                      ***                      Novazen
     Milestone Q.7                            ***                      ***                      Novazen
     Milestone Q.8                            ***                      ***                      Novazen
     Milestone Q.9                            ***                      ***                      Novazen
     Milestone Q.10                           ***                      ***                      Novazen


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------
     Milestone Q.11                           ***                      ***                      Novazen
     Milestone Q.12                           ***                      ***                      Novazen
     Milestone Q.13                           ***                      ***                      Novazen
MAJOR MILESTONE R                             ***                      ***                      Novazen
     Milestone R.1                            ***                      ***                      Novazen
     Milestone R.2                            ***                      ***                      Novazen
     Milestone R.3                            ***                      ***                      Novazen
     Milestone R.4                            ***                      ***                      Novazen
     Milestone R.5                            ***                      ***                      Novazen
     Milestone R.6                            ***                      ***                      Novazen
     Milestone R.7                            ***                      ***                      Novazen
     Milestone R.8                            ***                      ***                      Novazen
     Milestone R.9                            ***                      ***                      Novazen
     Milestone R.10                           ***                      ***                      Novazen
     Milestone R.11                           ***                      ***                      Novazen
     Milestone R.12                           ***                      ***                      Novazen
MAJOR MILESTONE S                             ***                      ***          Novazen/Rocky Mountain Internet
     Milestone S.1                            ***                      ***              Rocky Mountain Internet
     Milestone S.2                            ***                      ***                      Novazen
     Milestone S.3                            ***                      ***              Rocky Mountain Internet


--------------------------------------------------------------------------------------------------------------------
          MILESTONE                  MILESTONE DESCRIPTION         TARGET DATE              RESPONSIBILITY
--------------------------------------------------------------------------------------------------------------------
MAJOR MILESTONE T                             ***                      ***                      Novazen
MAJOR MILESTONE U                             ***                      ***                      Novazen

                    SCHEDULE C - PAYMENT TERMS AND CONDITIONS


Rocky Mountain Internet agrees to pay for the Program License Fees and Consulting Services, as set forth in Schedules B and B-1, in a combination of cash and shares of Rocky Mountain Internet common stock, according to the following payment schedule:

     Payment 1:     *** on contract signing
                    - Payment 2: 25,000 shares of Rocky Mountain Internet common stock on contract signing or within two weeks thereafter.
                    The shares of Rocky Mountain Internet, Inc. common stock, issuable pursuant to the terms hereof, will be restricted
                    (and not registered) upon issuance provided however that Rocky Mountain Internet, Inc. shall cause such shares to be registered for resale under the Securities Act of 1933 no later than October 1, 1998. If Rocky Mountain Internet, Inc.
                    fails to register such shares for resale on or before October 1, 1998, Novazen shall have the right to require
                    Rocky Mountain Internet, Inc. to buy the shares at any date beyond October 1, 1998 for the per share price at which Rocky Mountain Internet, Inc.'s common stock is trading on the close of business on the day prior to the request made by Novazen.

The payment terms specified above entitle Rocky Mountain Internet to a cap of *** Invoiced Accounts. Additional subscribers can only be added for an additional license fee. Rocky Mountain Internet would receive most favored customer pricing in establishing this additional fee. Most favored customer pricing is defined as the best price for a Novazen Program sold within the prior six months, exclusive of this agreement. If no Novazen Programs have been sold within that period, the fee will be established according to the then outstanding Novazen price list.

FUNCTIONAL UPGRADE

Under the terms and conditions of this software license and consulting services agreement, Rocky Mountain Internet is entitled to functional upgrade software releases, within 12 months from the commencement date, in addition to the software delivery as specified in Schedule A. Rocky Mountain Internet agrees to pay Novazen on a time and materials basis for the cost of applying the new functionality to the RMI code base for each functional upgrade software release, according to the following billing rates:

CONSULTANT TYPE/TITLE         CODING SYMBOL       DAILY RATE*        HOURLY RATE
--------------------------------------------------------------------------------
CEO, President                CEO/P                    ***                ***
Vice President                VP                       ***                ***
Director                      DIR                      ***                ***
Senior Consultant             SCON                     ***                ***

                                       29


Senior Engineer               SENG                     ***                ***
Senior Architect              SARC                     ***                ***
Consultant                    CON                      ***                ***
Engineer                      ENG                      ***                ***
System Administrator          SYSAD                    ***                ***
Office Administration         OADM                     ***                ***
Graphics Artist               GA                       ***                ***
Web Engineer                  WEB                      ***                ***
Technical Writer              TW                       ***                ***

                              *Daily Rate is based on a minimum of 8 hours and is fixed regardless of additional hours worked over 8 hours in a single calendar day.

The consulting services for each subsequent functional release should not exceed a total maximum cost of *** (excluding expenses).

               SCHEDULE D - OBLIGATIONS OF ROCKY MOUNTAIN INTERNET

Rocky Mountain Internet, Inc. will have the following obligations to support Novazen's performance of the services:

     - Provide the necessary specialists in the current project to participate in any necessary project activities
     - Provide adequate work space at the customer site for Novazen to perform the services to the extent that they are commercially reasonable including:
       -  Lockable desks
       -  Telephones (with local and long distance access)
       -  Internet connections
       -  Filing cabinets
       -  After-hours and weekend access to the customer site
       -  LAN connections with access to printers
       -  Personal directory structures on the LAN
       -  LAN Technical support staff
       -  Access to and use of photocopiers
       -  Access to and use of fax machines
       -  Test Data
       -  Interface and Legacy System Record Layouts

                   SCHEDULE E - HARDWARE/SOFTWARE REQUIREMENTS

In order to evaluate whether Novazen has achieved contract performance and/or any milestone target date, Rocky Mountain Internet agrees to implement the Program according to the following hardware and software requirements:


        REQUIRED HARDWARE/SOFTWARE                     REQUIREMENTS (IF APPLICABLE)                RECOMMENDED SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
Server Software(1)                                - Netscape Enterprise, or

                                                  - Apache HTTP, or

                                                  - Microsoft IIS, or

                                                  - Sun Java
------------------------------------------------------------------------------------------------------------------------------------
Print Server
------------------------------------------------------------------------------------------------------------------------------------
Server Operating System                           - Microsoft Windows NT, or

                                                  - Unix (Sun Solaris, HP-UX)                   Unix

------------------------------------------------------------------------------------------------------------------------------------
Hardware Disk Array                               - 60 GB capacity, with 32 MB cache
------------------------------------------------------------------------------------------------------------------------------------
Database Software                                 - Oracle 8.0, or                              Oracle 8.0

                                                  - Sybase, or

                                                  - SQL Server, or

                                                  - Informix
------------------------------------------------------------------------------------------------------------------------------------
Application Framework Software                    - WebObjects 3.5.1 or higher                  WebObjects

                                                  - Enterprise Objects (2)

------------------------------------------------------------------------------------------------------------------------------------

-------------
(1) Several server configurations are possible with the Program. For example, a larger enterprise server could house the Web, database, and print functions, rather than using a separate server for each function as detailed above. The decision depends on the scalability needs of the client and the availability of the hardware components.
(2) Enterprise Objects is included with the WebObjects package.

                                   E-32 of 33


        REQUIRED HARDWARE/SOFTWARE                     REQUIREMENTS (IF APPLICABLE)                RECOMMENDED SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
Printing Framework Software                       - Report Mill (3)                             Report Mill
------------------------------------------------------------------------------------------------------------------------------------
Client Operating System                           - Windows 95 or higher, or

                                                  - Windows NT, or

                                                  - Unix, or

                                                  - Any OS that supports browsers
------------------------------------------------------------------------------------------------------------------------------------
Client Web Browser                                - Netscape 3.x or higher, or                  Netscape or Internet Explorer 4.x or
                                                                                                 higher

                                                  - Internet Explorer 3.x or higher, or

                                                  - WebTV
------------------------------------------------------------------------------------------------------------------------------------
Online Payment Interface Software                 - Any online payment (credit card and         CyberCash
                                                    electronic bank draft) service
------------------------------------------------------------------------------------------------------------------------------------

--------
(3) Required only if client wants the Program to create a paper print stream of bill data.


                                   E-33 of 33